SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND:

DWS Floating Rate Plus Fund

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Effective March 1, 2010, the following information replaces the existing similar disclosure contained in the “Financial Services Firms’ Compensation” subsection under the “Purchase and Redemption of Shares” section of the fund’s Statement of Additional Information:

Compensation Schedule #1: Retail Sales and DWS Flex Plan(1)

Amount of Shares Sold	As a Percentage of Net Asset Value

$250,000 but less than $50,000,000	0.50%
$50,000,000 and greater	0.25%

Compensation Schedule #2: DWS Retirement Plans(2)

Amount of Shares Sold	As a Percentage of Net Asset Value

$3,000,000 and greater	0.00% - 0.50%

(1)
For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DIDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under “Special Features — Class A Shares — Combined Purchases,” including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above.

(2)
Compensation Schedule 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates.

Effective March 1, 2010, the following information replaces the existing similar disclosure contained in the “Class A Purchases” subsection under the “Purchase and Redemption of Shares” section of the fund’s Statement of Additional Information:

Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price	As a Percentage of Net Asset Value*	Allowed to Dealers as a Percentage of Offering Price

Less than $100,000	2.75	2.83	2.25
$100,000 but less than $250,000	2.50	2.56	2.00
$250,000 but less than $50,000,000	0.00**	0.00**	0.50***
$50 million and over	0.00**	0.00**	0.25***

*	Rounded to the nearest one-hundredth percent.

**	Redemption of shares may be subject to a contingent deferred sales charge (for more information, see “Choosing a Share Class – Class A shares” in the fund’s prospectus).

***	Commission is payable by DIDI.

Effective March 1, 2010, the following information replaces the existing similar disclosure contained in the “Class A NAV Sales” subsection under the “Purchase and Redemption of Shares” section of the fund’s Statement of Additional Information:

(j)
investors investing $250,000 or more, either as a lump sum or through the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above (collectively, the “Large Order NAV Purchase Privilege”). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

Effective March 1, 2010, the following information replaces the existing similar disclosure contained in the “Multi-Class Suitability” subsection under the “Purchase and Redemption of Shares” section of the fund’s Statement of Additional Information:

Multi-Class Suitability. DIDI has established the following procedures regarding the purchase of Class A and Class C Shares. Orders to purchase Class C shares of $250,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (“System”) maintained for DWS Investments-branded plans on record keeping systems made available through ADP, Inc. under an alliance with DIDI and its affiliate (“DWS Investments Flex Plans”).

Please Retain This Supplement for Future Reference

January 28, 2010